Receivables and other assets (Tables)	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Disclosure of detailed information about receivables and other assets

	2025			2024
	Non-current US$m	Current US$m	Total US$m	Non-current US$m	Current US$m	Total US$m
Trade receivables(a)	–	2,658	2,658	–	2,344	2,344
Other financial receivables(a)	526	729	1,255	355	643	998
Other receivables(b)	601	718	1,319	380	429	809
Prepayment of tolling charges to jointly controlled entities(c)	71	–	71	94	–	94
Pension surpluses (note 29)	505	–	505	405	–	405
Other prepayments	138	891	1,029	163	825	988
Total(d)	1,841	4,996	6,837	1,397	4,241	5,638
(a)At 31 December 2025, trade receivables and other financial receivables are stated net of allowances for expected credit losses of US$73 million (2024: US$72 million). We apply the
“simplified approach” to trade receivables and receivables relating to net investment in finance leases and a “general approach” to all other financial assets.
(b)At 31 December 2025, other receivables include US$376 million (2024: US$333 million) related to Energy Resources of Australia Ltd’s (ERA) deposit held in a trust fund which is controlled by the
Government of Australia. ERA are entitled to reimbursement from the fund once specific phases of rehabilitation relating to the Ranger Project are completed. The fund is outside the scope of IFRS 9.
(c)These prepayments will be charged to Group operating costs as tolling services are rendered and product processing occurs.
(d)There is no material element of receivables and other assets that is interest-bearing or financing in nature. The fair value of current trade and other receivables and the majority of amounts classified as non-current trade and other receivables approximates to their carrying value.